UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): November 4, 2026

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Certain portions of our press release dated November 4, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

•         The 1st, 2nd (consisting of a table), 9th through 12th full paragraphs relating to net sales and operations for the third quarter and nine (9) months ended September 30, 2026

•         Portions of the 3rd paragraph relating to net sales for the third quarter and nine (9) months ended September 30, 2026

•         The 4th through 6th paragraphs relating to sales by territory for the first nine months of 2026

•         Portions of the 3rd, 7th, and 8th  paragraphs relating to net sales

•         Portions of the 13th paragraph  relating to operations for the third quarter and nine (9) months ended September 30, 2026

•         The 14th, 15th and 16th full paragraphs relating to Company operations for the third quarter and nine (9) months ended September 30, 2026

•         The  17th full paragraph relating to the balance sheet

•         The 18th and 19th full paragraphs relating to the Company’s share repurchases and strategy for the third quarter of 2026

•         Portions of the 20th paragraph relating to tariff refunds

•         The 23rd through 26th paragraphs relating to the previously announced conference call for the 2026 third quarter results

•         The unaudited consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated November 4, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

•         Portions of the 3rd paragraph concerning the Company’s outlook for 2026-2028.

•         Portions of the 7th paragraph relating to future fragrance debuts from Longchamp, Off-White and PUMA in 2027

•         Portions of the 20th paragraph relating to increasing the 2026 guidance

•         The 21st paragraph relating to initial 2027 guidance issuance date

•         The 29th paragraph relating to forward-looking information

•         The balance of such press release not otherwise incorporated by reference in 2.02

Item 8.01 Other Events

The 22nd paragraph relating to dividends

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated November 4, 2026

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 4, 2026

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer